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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (N0. 333-40628) and Form S-8 (Nos. 333-88539, 333-60380)
of Sagent Technology, Inc. of our report dated March 10, 2000, relating to the financial statements, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
March 29, 2002